UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan	48108

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500
(not applicable)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Our Annual Meeting of Shareholders was held on April 27, 2011. At the Annual Meeting, Kent B. Herrick, David M. Goldberg, Steven J. Lebowski, Zachary E. Savas and Terence C. Seikel were elected as directors. The following table shows the votes cast for and withheld from each nominee’s election and the number of broker non-votes; there were no abstentions in connection with the director election:

	Number of	Number of	Number of Broker
Nominee	Votes For	Votes Withheld	Non-Votes

Kent B. Herrick	2,809,014	1,382,642	698,010
David M. Goldberg	2,816,201	1,375,455	698,010
Steven J. Lebowski	2,708,047	1,483,609	698,010
Zachary E. Savas	2,816,696	1,374,960	698,010
Terence C. Seikel	2,816,721	1,374,935	698,010
In addition, at the Annual Meeting, the shareholders ratified the appointment of the accounting firm of Grant Thornton LLP as our independent accountants for the year ending December 31, 2011. A total of 4,873,449 votes were cast for this proposal, 2,911 votes were cast against this proposal and 13,306 votes abstained on this proposal. There were no broker non-votes in connection with the ratification of the appointment of the accounting firm of Grant Thornton LLP as our independent accountants for the year ending December 31, 2011 at the Annual Meeting.
In addition, at the Annual Meeting, the shareholders approved (on an advisory basis) the compensation of our named executive officers. A total of 4,164,195 votes were cast for this proposal, 15,802 votes were cast against this proposal, 11,659 votes abstained on this proposal and there were 698,010 broker non-votes in connection with the approval (on an advisory basis) of the compensation of our named executive officers at the Annual Meeting.
In addition, at the Annual Meeting, the shareholders approved (on an advisory basis) an advisory vote on named executive officer compensation occurring every one year. A total of 4,161,315 votes were cast for every one year, 1,579 votes were cast for every two years, 14,654 votes were cast for every three years, 14,108 votes abstained on this proposal and there were 698,010 broker non-votes in connection with the approval (on an advisory basis) of an advisory vote on named executive officer compensation occurring every one, two or three years at the Annual Meeting.
On April 27, 2011, our Governance and Nominating Committee recommended after considering the results of the vote at the Annual Meeting, and our Board of Directors approved and decided, to continue to include a shareholder advisory vote on named executive officer compensation in our proxy materials every year, until the next required vote on frequency of shareholder votes on the compensation of executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY
Date: May 3, 2011	By:	/s/ James J. Connor
James J. Connor
Vice President and Chief Financial Officer and Secretary

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